Exhibit 99.2

Earnings Presentation Quarter Ended September 30, 2019 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFBZ (6.50% Notes due 2025)

Important Information and Forward Looking Statements

References in this presentation to "WHF", "we", "us", "our" and "the Company" refer to WhiteHorse Finance, Inc.

This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company's investment objectives, risks, charges and expenses before investing in the Company's securities. Our annual reports on Form 10-K and quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC"), contain this and other information about the Company and should be read carefully before investing in the Company's securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company's securities and is not soliciting an offer to buy the Company's securities in any jurisdiction where such offer or sale is not permitted.

A shelf registration statement relating to the Company's securities is on file with the SEC. A public offering of the Company's securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC's website at http://www.sec.gov.

Forward Looking Statements

Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company's future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company's future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company's assets; the Company's business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company's contractual arrangements and relationships with third parties; the dependence of the Company's future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company's prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company's investment adviser; the Company's expected financings and investments; the adequacy of the Company's cash resources and working capital; the timing of cash flows, if any, from the operations of the Company's prospective portfolio companies; and the impact of future acquisitions and divestitures.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words "may," "might," "will," "intend," "should," "could," "can," "would," "expect," "believe," "estimate," "anticipate," "predict," "potential," "plan" or similar words.

The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company's forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC.

1

WHITEHORSE FINANCE

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“ WhiteHorse Finance” or the “Company”) : Equity Ticker: NASDAQ: WHF Market Cap: $286.6MM (1) NAV / Share: $15.36 Portfolio Fair Value: $527.5MM Current Dividend Yield: 10.2% (1)(2) ; consistent quarterly dividends of $0.355 per share since 2012 IPO (1) Based on October 31, 2019 share price of $ 13.95. (2) Based on current annualized dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31 st of each respective year presented, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates (2) Represents number of companies not total number of investments. (3) Based on fair value. Does not include investments in STRS JV. Source: Company filings ▪ WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012 ▪ WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading glo ba l alternative asset manager with more than $34Bn of capital under management (1) ▪ Principally focused on originating senior secured loans to performing lower middle market companies with individual enterpris e v alues generally between $50MM and $350MM ▪ Diversified investment portfolio totaling $527.5MM as of September 30, 2019 ▪ Investments across 48 (2) portfolio companies as of September 30, 2019 − Average Investment Size (3) : $8.0MM (Average Debt Investment Size (3) : $9.9MM) − Largest Portfolio Company Investment (3) : $28.5MM ▪ Invested $1,432MM in 115 transactions since December 2012 IPO ▪ In January 2019, WhiteHorse Finance, Inc. entered into an agreement with State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests pri mar ily in senior secured first and second lien term loans. In July 2019, STRS JV commenced operations. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $527.5 2012 2013 2014 2015 2016 2017 2018 2019 Q3 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.36 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $9.70 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.06 2012 2013 2014 2015 2016 2017 2018 2019 Q3 Net asset value Cumulative dividends paid

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of September 30, 2019 unless otherwise noted. (1) As of September 30, 2019. (2) Reflects life - to - date since IPO, and may exclude follow - on transactions and investments in STRS JV made via asset transfers in - kind. (3) Across 63 investments. Does not include investments in STRS JV. (4) Reflects weighted average effective yield of income - producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of September 30, 2019 is 10.5%. Weighted average effective yield is computed by dividing (a) annualized interest income (includi ng interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (5) Measured at origination based on WHF’s underwriting leverage. Does not include investments in STRS JV. (6) Does not include investments in STRS JV. ▪ Generate attractive risk - adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital ▪ Differentiated proprietary deal flow from over 40 dedicated deal professionals sourced through direct coverage of financial sponsors and intermediaries as of September 30, 2019 ▪ Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility ▪ 11 - person investment committee with more than 250 years of industry experience ▪ Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $4MM to $20MM Summary Stats (1) : Invested Capital since IPO: $1,432MM (2) Number of Investments Made: ~115 (2) Average Investment Size: ~$8.0 MM (3) All - in Yield : 11.0% (4) Net Debt / EBITDA of Current Portfolio Companies: ~3.6x (5) Secured Debt as a % of Total Debt : 100% (6) Investment Strategy

5 Summary of Quarterly Results Fiscal Quarter Highlights ▪ Total investments at fair value decreased to $527.5 million in Q3 2019 as compared to $534.8 million in Q2 2019. ▪ The Company made investments in 4 new portfolio companies for gross additions of $47.0 million and funded 3 add - on investments for $8.9 million. ▪ The Company transferred five assets to the STRS JV totaling $56.4 million in exchange for investments in STRS JV of $24.4 million and cash proceeds of $32.0 million. ▪ The weighted average effective yield on income producing investments at the end of Q3 2019 was approximately 11.0% as compared to 11.3% at the end of the prior quarter. ▪ Q3 net investment income (“NII”) was ~$8.7 million, or $0.421 per share, which compares to Q2 NII of ~$7.2 million, or $0.352 pe r share. ▪ Q3 Core NII (1) , after adjusting for the ~$0.4 million capital gains incentive fee accrual, was ~ $8.3 million, or $0.403 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q2 Core NII of $7.4 million, or $0.362 per share. ▪ Net unrealized losses for Q3 2019 were ~$1.8 million and were primarily driven by price adjustments in the portfolio including markdowns on Grupo HIMA San Pablo, Inc., AG Kings Holdings Inc ., Fox Rent A Car, and Fluent, partially offset by a markup on StackPath , LLC. ▪ NAV per share at the end of Q3 2019 decrease d to $15.36 per share from $15.38 per share reported at the end of Q2 2019. ▪ Leverage levels decreased slightly during the quarter, and leverage was approximately 0.75x at the end of Q3 2019 as compared to 0.79x at the end of Q2 2019. Cash on - hand at the end of Q3 2019 was $22.2 million; resulting in net leverage of 0.68x as compared to 0.63x at the end of Q2 2019. ▪ STRS JV commenced operations on July 19, 2019. As of September 30, 2019, STRS JV had total assets of $58 million and total l iab ilities of $50 million. For the quarter ended September 30, 2019, STRS JV had a weighted average effective yield of 8.6%; the Company expects its investments in STRS JV, once fully ramped, to yield 12 - 15% on the Company’s invested capital in STRS JV. (1) Core net investment income is a non - GAAP financial measure. Refer to next slide for components and discussion of core net invest ment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com.

Quarterly Operating Highlights

Unaudited Quarterly Financials *(USD in MM, expect per share data)*		Q2 18		Q3 18		Q4 18		Q1 19		Q2 19		Q3 19
Total Investment Income (1)	$	**14.7**	$	**15.3**	$	**16.7**	$	**15.9**	$	**16.0**	$	**17.8**
Expenses												
Interest Expenses		2.8		3.3		3.0		3.1		3.2		3.5
Base Management Fees (2)		2.6		2.6		2.5		2.4		2.6		2.8
Performance-based Incentive Fees		3.9		4.9		1.2		1.8		2.1		1.7
Other Expenses		0.7		0.7		1.9		1.1		0.9		1.1
Total Expenses		**10.0**		**11.5**		**8.6**		**8.3**		**8.8**		**9.1**
Net Investment Income	$	**4.6**	$	**3.8**	$	**8.0**	$	**7.6**	$	**7.2**	$	**8.7**
Net Realized and Unrealized Gain / (Loss)		14.4		15.7		(3.1)		(0.6)		1.0		(1.8)
Net Increase in Net Assets from Operations	$	**19.1**	$	**19.5**	$	**4.9**	$	**7.0**	$	**8.2**	$	**6.9**
Per Share												
Net Investment Income (NII)	$	*0.22*	$	*0.18*	$	*0.39*	$	*0.37*	$	*0.35*	$	*0.42*
Core NII (3)	$	*0.33*	$	*0.35*	$	*0.40*	$	*0.37*	$	*0.36*	$	*0.40*
Net Realized and Unrealized Gain / (Loss)	$	*0.71*	$	*0.77*	$	*(0.15)*	$	*(0.03)*	$	*0.06*	$	*(0.08)*
Earnings	$	*0.93*	$	*0.95*	$	*0.24*	$	*0.34*	$	*0.41*	$	*0.34*
Dividends Declared	$	*0.355*	$	*0.355*	$	*0.355*	$	*0.355*	$	*0.355*	$	*0.355*
Core NII Dividend Coverage		*93%*		*98%*		*112%*		*103%*		*102%*		*114%*

Note: Numbers may not foot due to rounding.

(1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.

(2) Net of fee waivers, if any.

(3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at Http://www.whitehorsefinance.com.

Source: Company filings

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WHITEHORSE FINANCE

Quarterly Balance Sheet Highlights

Unaudited Quarterly Financials (USD in MM, expect per share data)		Q2 18		Q3 18		Q4 18		Q1 19		Q2 19		Q3 19
Assets												
Investments at Fair Value	$	511.4	$	509.6	$	469.6	$	468.4	$	534.8	$	527.5
Cash and Equivalents[1]		18.6		26.6		33.7		36.9		50.4		22.2
Other Assets		8.5		5.6		10.8		16.2		7.9		16.3
Total Assets	**$**	**538.5**	**$**	**541.8**	**$**	**514.1**	**$**	**521.5**	**$**	**593.1**	**$**	**566.0**
Liabilities												
Debt (net of issuance costs)		215.3		195.7		176.0		176.2		245.8		232.0
Other Liabilities		17.9		28.5		22.8		30.3		31.4		18.6
Total Liabilities	**$**	**233.2**	**$**	**224.2**	**$**	**198.8**	**$**	**206.5**	**$**	**277.2**	**$**	**250.5**
Total Net Assets	**$**	**305.3**	**$**	**317.7**	**$**	**315.3**	**$**	**315.0**	**$**	**315.9**	**$**	**315.5**
Total Liabilities and Net Assets	**$**	**538.5**	**$**	**541.8**	**$**	**514.1**	**$**	**521.5**	**$**	**593.1**	**$**	**566.0**
Net Asset Value per Share	***$***	***14.87***	***$***	***15.46***	***$***	***15.35***	***$***	***15.33***	***$***	***15.38***	***$***	***15.36***
Leverage Ratio[2]		***0.71x***		***0.62x***		***0.57x***		***0.57x***		***0.79x***		***0.75x***
Net Leverage Ratio[3]		***0.65x***		***0.54x***		***0.46x***		***0.45x***		***0.63x***		***0.68x***
Gross Fundings [4]		*78.6*		*45.3*		*67.2*		*49.7*		*76.5*		*81.6*
Exits and Repayments [4]		*(50.4)*		*(64.0)*		*(105.6)*		*(52.3)*		*(12.3)*		*(89.1)*
Net Fundings	***$***	***28.2***	***$***	***(18.7)***	***$***	***(38.3)***	***$***	***(2.6)***	***$***	***64.2***	***$***	***(7.5)***

Note: Numbers may not foot due to rounding

(1) Includes Restricted Cash

(2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets

(3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets

(4) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances).

7

WHITEHORSE FINANCE

Portfolio Highlights

($ in MM, except per share data)

Portfolio Investment		Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019		Q3 2019
Total Fair Value of Investments	$	511.4	$	509.6	$	469.6	$	468.4	$	534.8	$	527.5
Number of Portfolio Investments		52		49		53		56		67		65
Number of Portfolio Companies		36		36		39		41		47		48
Average Investment Size	$	9.8	$	10.4	$	8.9	$	8.4	$	8.0	$	8.0
Average Debt Investment Size	$	10.3	$	10.6	$	10.1	$	9.5	$	8.8	$	9.9
Fair Value as a Percentage of Principal(1)		97.3%		97.0%		96.4%		96.8%		96.9%		96.7%
Total Portfolio Effective Yield (2)		**Q2 2018**		**Q3 2018**		**Q4 2018**		**Q1 2019**		**Q2 2019**		**Q3 2019**
Weighted average effective yield on income-producing debt investments		12.0%		11.9%		11.9%		11.7%		11.3%		11.0%
Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)		**Q2 2018**		**Q3 2018**		**Q4 2018**		**Q1 2019**		**Q2 2019**		**Q3 2019**
Percentage of fixed rate investments		0.0%		0.0%		0.0%		0.0%		0.0%		0.0%
Percentage of floating rate investments		100.0%		100.0%		100.0%		100.0%		100.0%		100.0%
Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)		**Q2 2018**		**Q3 2018**		**Q4 2018**		**Q1 2019**		**Q2 2019**		**Q3 2019**
Sponsor		34.1%		33.8%		44.1%		46.1%		45.4%		48.2%
Non-Sponsor		65.9%		66.2%		55.9%		53.9%		54.6%		51.8%
Total Portfolio Composition by Instrument Type (Fair Value)		**Q2 2018**		**Q3 2018**		**Q4 2018**		**Q1 2019**		**Q2 2019**		**Q3 2019**
First lien secured loans		60.3%		63.5%		76.5%		80.0%		84.7%		79.7%
Second lien secured loans		28.2%		21.7%		20.7%		17.2%		12.3%		12.4%
STRS JV												4.6%
Equity		11.5%		14.8%		2.8%		2.9%		3.0%		3.2%
Investments on Non-Accrual Status (Debt Investments)		**Q2 2018**		**Q3 2018**		**Q4 2018**		**Q1 2019**		**Q2 2019**		**Q3 2019**
Fair Value of Investments on Non-accrual Status	$	0.1	$	0.1	$	0.1	$	0.1	$	21.3	$	8.5
Cost of Investments on Non-accrual Status	$	1.0	$	1.0	$	1.0	$	1.0	$	28.8	$	13.9
% of Investments on Non-accrual Status (Fair Value)		0.0%		0.0%		0.0%		0.0%		4.0%		1.6%
% of Investments on Non-accrual Status (Cost)		0.2%		0.2%		0.2%		0.2%		5.4%		2.6%

Note: Not a guarantee of future performance or investment pace.
(1) Calculated based on funded principal amounts of debt investments.
(2) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. Weighted average effective yield for entire portfolio, including equities and STRS JV, as of the end of Q2 2018, Q3 2018, Q4 2018, Q1 2019, Q2 2019 and Q3 2019 were 11.4%, 11.3%, 11.8%, 11.6, 10.7%,and 10.5% respectively.
(3) Investments in STRS JV classified as sponsor for purposes of portfolio composition.
Source: Company filings

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WHITEHORSE FINANCE

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non - Sponsored (Based on Fair Value ) (1) % Non Accruals (Based on Fair Value ) (2) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Investments in STRS JV classified as sponsor for purposes of portfolio composition. (2) Except as otherwise indicated, non - zero values <0.05%. 88.4% 96.1% 97.1% 99.8% 99.9% 100.0% 100.0% 11.6% 3.9% 2.9% 0.2% 0.1% 0.0% 0.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 2019 Q3 Floating Fixed 52% 55% 52% 60% 52% 77% 80% 48% 40% 43% 33% 39% 21% 12% 0% 5% 5% 7% 9% 3% 8% 5% 2013 2014 2015 2016 2017 2018 2019 Q3 % First Lien Loans % Second Lien Loans % Equity STRS JV 60% 33% 28% 32% 32% 44% 48% 40% 67% 72% 68% 68% 56% 52% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 2019 Q3 Sponsor Non-Sponsor 1.7% 1.7% 1.7% 4.0% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 % of Investments on NonAccrual

10 Note: As of September 30, 2019, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of WHF loans are senior secured Borrower and Industry Diversity 5.4% 4.6% 4.6% 3.9% 3.8% 3.5% 3.4% 3.3% 3.2% 3.1% 61.1% Sigue Corporation Future Payment Technologies, L.P. STRS JV Source Code Midco, LLC Oasis Potpourri Group, Inc. Crews of California, Inc. Golden Pear Funding Assetco, LLC Team Car Care Holdings, LLC (Heartland Auto) Multicultural Radio Broadcasting, Inc. Other 9.4% 5.8% 5.7% 5.3% 4.9% 4.9% 4.7% 4.1% 4.1% 3.9% 3.9% 3.9% 39.5% Specialized Finance Broadcasting Other Diversified Financial Services Food Retail Internet Services & Infrastructure Data Processing & Outsourced Services Investment Banking & Brokerage Health Care Services Technology Hardware, Storage & Peripherals Leisure Facilities Packaged Foods & Meats Internet & Direct Marketing Retail Other STRS JV

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to September 30, 2019



15.5%
14.9%
13.1%
11.8%
11.7%
11.1%
10.7%
11.3%
11.4%
11.7%
11.6%
11.8%
11.9%
11.9%
12.1%
11.8%
11.8%
11.9%
11.9%
11.9%
12.0%
12.0%
11.9%
11.9%
11.7%
11.3%
11.0%
2.8x
2.4x
4.1x
3.4x
3.4x
2.1x
4.5x
3.0x
3.8x
2.3x
3.1x
2.7x
3.0x
3.6x
2.9x
3.4x
3.2x
3.5x
3.4x
3.4x
3.2x
3.3x
3.3x
3.5x
3.6x
3.6x
3.6x
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19
Borrower Leverage through WHF Security
Effective Yield

Core NII(2) to Dividend Coverage



Missed by $0.01
Covered by $0.01
Missed by $0.00
Covered by $0.04
Covered by $0.00
Covered by $0.00
Covered by $0.02
Missed by $0.07(3)
Missed by $0.02
Covered by $0.07
Missed by $0.03
Missed by $0.01
Covered by $0.04
Covered by $0.01
Covered by $0.01
Covered by $0.05
$0.35 $0.36
$0.37 $0.36
$0.35 $0.36
$0.40 $0.36
$0.36 $0.36
$0.36 $0.36
$0.38 $0.36
$0.29 $0.36
$0.33 $0.36
$0.42 $0.36
$0.33 $0.36
$0.35 $0.36
$0.40 $0.36
$0.37 $0.36
$0.36 $0.36
$0.40 $0.36
Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) *Portfolio leverage is based on investment leverage at inception*

(2) *Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com*

(3) *WHF's dividend coverage was impacted in 3Q 2017 by the timing of deployment of the equity issuance of ~$31mm in June 2017*

Source: Company filings

WHITEHORSE FINANCE

11

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of September 30, 2019 WHF had $3.33MM of deferred debt issuance costs (2) Gross leverage excluding cash 3 Current Debt Outstanding (as of September 30, 2019) ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Additional Information Revolving Credit Facility $200.0 ($235.0 with Accordion) $170.3 L+2.75% payable quarterly 2021 Amended July 2019 for Minimum Utilization Private Notes $30.0 $30.0 6.00% payable semi - annually; unsecured 2023 Senior Notes $35.0 $35.0 6.50% payable quarterly; unsecured 2025 NASDAQ: WHFBZ Total Debt $265.0 $235.3 Total Shareholders’ Equity/Net Assets $315.5 NA Funding Profile 1 2 Gross Debt to Equity (2) 1.0x - 1.25x Target Leverage 0.78x 0.79x 0.70x 0.74x 0.77x 0.68x 0.65x 0.64x 0.63x 0.71x 0.62x 0.57x 0.57x 0.79x 0.75x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Debt/ Equity

13 Appendix

Origination Footprint ( September 30, 2019) Regional Direct Origination Footprint ▪ Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions ▪ Dedicated direct lending team of over 40 investment and origination professionals ▪ Regional footprint with 18 dedicated direct lending originators in 11 North American offices ▪ Global platform of approximately 380 investment professionals across 18 offices in 9 countries and 3 continents ▪ Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to m idd le market Los Angeles Miami New York Boston Chicago Atlanta Stamford San Francisco Existing offices with senior originators Puerto Rico Headquarters of a portfolio company Dallas Washington, D.C. Toronto Vancouver 14

Origination Pipeline Funnel[(1)]

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Over 40 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

25 person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by more than 375 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	Total	% of Sourced
Opportunities Reviewed	4,998	*100.0%*
Initial Due Diligence	1,413	*28.3%*
Term Sheets Delivered	339	*6.8%*
Closed Transactions	83	*1.7%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

Note: Percentages may not add up to 100% due to rounding.
(1) Origination Pipeline figures reflect 2014 through September 30, 2019

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WHITEHORSE FINANCE

Corporate Data

Board of Directors
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

Kevin F. Burke
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

G. Stacy Smith
Independent Director

Investment Committee
Sami Mnaymneh
Founder and Co-CEO of H.I.G. Capital

Anthony Tamer
Founder and Co-CEO of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Jay Carvell
Managing Director of WhiteHorse Capital

Javier Casillas
Managing Director of WhiteHorse Capital

Pankaj Gupta
Managing Director of WhiteHorse Capital

David Indelicato
Managing Director of WhiteHorse Capital

Brian Schwartz
Executive Managing Director H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital

Corporate Officers
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

Research Coverage
Tim Hayes
B. Riley FBR

George Bahamondes
Deutsche Bank

Richard Shane
J.P. Morgan

Mickey Schleien
Ladenburg Thalmann & Co. Inc.

Bryce Rowe
National Securities

Chris Kotowski
Oppenheimer & Co.

Robert Dodd
Raymond James

Corporate Counsel
Dechert LLP
New York, NY

Corporate Headquarters
1450 Brickell Avenue
31st Floor
Miami, FL 33131

Transfer Agent
American Stock Transfer & Trust Company, LLC
New York, NY

Investor Relations Contact
1450 Brickell Avenue
31st Floor
Attention: Investor Relations
Miami, FL 33131
(305) 381-6999

Independent Registered Public Accounting Firm
Crowe LLP
New York, NY

Equity Securities Listing
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

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WHITEHORSE FINANCE